Corrected Transcript 1-877-FACTSET www.callstreet.com Total Pages: 10 Copyright © 2001-2022 FactSet CallStreet, LLC 01-Mar-2022 Chico’s FAS, Inc. (CHS) Q4 2021 Earnings Call Ex. 99.1

Chico’s FAS, Inc. (CHS) Q4 2021 Earnings Call Corrected Transcript 01-Mar-2022 1-877-FACTSET www.callstreet.com 2 Copyright © 2001-2022 FactSet CallStreet, LLC CORPORATE PARTICIPANTS David M. Oliver Senior Vice President-Finance, Controller & Chief Accounting Officer, Chico's FAS, Inc. Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. ... OTHER PARTICIPANTS Susan Anderson Analyst, B. Riley FBR, Inc. Marni Shapiro Analyst, Retail Tracker ... MANAGEMENT DISCUSSION SECTION Operator: Welcome to Chico's FAS Fourth Quarter and Fiscal Year-end 2021 Conference Call and Webcast. All participants are in a listen-only mode. Please note that this call is being recorded. I would now like to turn the call over to Corporate Controller, David Oliver. Mr. Oliver, please go ahead. ... David M. Oliver Senior Vice President-Finance, Controller & Chief Accounting Officer, Chico's FAS, Inc. Good morning, and welcome to the Chico's FAS fourth quarter and fiscal year 2021 conference call and webcast. For reference, our earnings release can be found on our website at www.chicosfas.com under Press Releases on the Investor Relations page. Today's comments will include forward-looking statements regarding our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, which speak only as of today's date. You should not unduly rely on these statements. Important factors that could cause actual results or events to differ materially from those projected or implied by our forward-looking statements are included in today's earnings release, our SEC filings and the comments made on this call. We disclaim any obligation to update or revise any information discussed on this call, except as may be otherwise required by law. Our comments and discussions of fourth quarter and full year 2021 financial results will be on an adjusted or a non-GAAP basis. A GAAP to non-GAAP reconciliation schedule is included in our earnings presentation posted this morning on the Chico's FAS Investor Relations page.

Chico’s FAS, Inc. (CHS) Q4 2021 Earnings Call Corrected Transcript 01-Mar-2022 1-877-FACTSET www.callstreet.com 3 Copyright © 2001-2022 FactSet CallStreet, LLC Now, I'll turn the call over to our CEO and President, Molly Langenstein. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. Thanks, David, and good morning, everyone. Our 2021 performance clearly demonstrates the extraordinary progress we have made against our turnaround plan. We delivered robust sales growth across all three brands for both the fourth quarter and the full year, and produced our best gross margin and EPS performance since for 2017, evident that our strategy is working and we have strong momentum. Key accomplishments for the year. This year, all three brands, leveraging our powerful shared platform, contributed meaningfully to sales growth, gross margin expansion and significantly higher operating income. We posted $0.37 EPS for the fiscal year, the best performance since 2017. Throughout the year our sales growth was driven by increases in both our store and digital sales channels and was boosted by meaningful enhancements in product and marketing, which significantly drive full-price selling. Chico's continued to deliver sales improvements, as demonstrated by the 33.2% fourth quarter comparable sales increase and 37% sales increase for the year. White House Black Market also continued to deliver exceptional sales gain in fiscal 2021, posting a 45.6% comparable sales increase in the fourth quarter and 37% sales increase for the year. Both Chico's and White House Black Market benefit from elevated quality, styling and product enhancements. Inventories remained lean, which fueled high productivity and increased full-price sales throughout the year for both brands. Soma posted its sixth consecutive quarter of strong comparable sales growth and increased total sales over 30% since fiscal 2019, fueled by a pipeline of product innovation that customers are responding to. Data from market research firm, NPD, shows that Soma's growth is outpacing the market in non-sport bras, panties and sleepwear. Soma is well-positioned to capture additional market share and grow into $1 billion brand, becoming one of the largest intimate apparel brand in the US. And finally, our enhanced marketing drove both digital and store traffic, as well as new customers to our brands. We further elevated our marketing efforts, allocating more resources to digital storytelling, influencers and other social efforts, fueling total customer count growth of 17% over last year. We began our turnaround in 2019 and have made significant progress despite COVID and supply chain challenges and have emerged a stronger, more focused company. Let me update you on our progress on our five strategic priorities. First, continuing our ongoing digital transformation. Over the last three years, we made key investments in talent and technology. As store revenues have continued to rebound in each brand, digital sales have also continued to grow year-over-year in all three brands. Digital now represents over 40% of our total revenue base. Our proprietary digital tools continue to fuel sales, and engagement is growing. Combined digital tools grew quarter-over-quarter and represented approximately 25% of total digital sales. Customers using these tools, like StyleConnect and My Closet are more engaged and have higher conversion rate and average order values. Multichannel customers spend more than 3 times a single channel customer and this group continued to grow throughout the year. Multichannel customers grew in customer count, sales and spend per customer.

Chico’s FAS, Inc. (CHS) Q4 2021 Earnings Call Corrected Transcript 01-Mar-2022 1-877-FACTSET www.callstreet.com 4 Copyright © 2001-2022 FactSet CallStreet, LLC We successfully launched our Soma app during the fourth quarter and the results have exceeded our expectations for downloads and engagement. Afterpay has also proven to be a terrific UPT and sales driver. And Q4 revenues nearly doubled versus last year. Second, continually elevating our product. At Chico's, denim more than doubled for the quarter and grew 14% from 2019. Every category in Chico's grew significantly over last year demonstrating that product enhancement and innovation are moving the entire brand forward and that customers are responding to better quality and paying for value in each garment. White House Black Market denim also continued its explosive growth from Q3 into Q4 and the business almost doubled from last year and was up nearly 60% from 2019. New comfort features in jackets and pants led the category growth of 50% compared to last year. Soma finished a record year of growth, adding more than $25 million of sales each quarter compared to 2019. This growth was fueled by our pipeline of innovation and the fourth quarter delivered growth across key categories, bras, panties and sleep grew against last year and 2019. Soma continues to make investments in cutting-edge product innovation and is well-positioned with replenished inventory to drive growth. We are most excited about our newest game-changing bra innovation with our Bodify launch last – introduced last month. Three years in the making, Bodify was influenced by 1,500 customers and is the very first smart bra in the marketplace. The patented $68 bra includes proprietary technology that adjusts to a woman's individual body measurement as they fluctuate throughout the month. Our commitment to innovation allows us to build a pipeline of beautiful solutions for our customers. Third, driving customer engagement. Customer counts grew in each brand for the quarter. Spend per customer was up in each brand and each channel compared to last year. The marketing and product momentum fueled customer growth in all three brands and the file grew from Q3 to Q4. All of these efforts are helping us acquire new customers with year-over-year customer growth in each of our brands, and the average age of our new customers continuing to trend younger than existing customers. We launched our new Soma loyalty program in the fourth quarter and plan to launch revamped loyalty programs for our apparel brand in the first half of this year. Our existing loyalty program already has some of the highest participation rates in retail at over 90%. Customers are responding for digital storytelling, Facebook and Instagram live events. Each touch point supports the customer to find solutions and build her wardrobe. During the year, our apparel brand had over 10 million views across social selling, live videos and reel. We are elevating our social engagement efforts, including using more organic end user-generated content. And we are enabling our store associates to create social content. Next, maintaining our operating and cost discipline. One of our strongest accomplishments is the gross margin performance. Our full year gross margin rate rose to 36.7%, the company's best performance since fiscal 2017. This improvement was driven by strength in full-price sales, higher AURs and improved leverage of occupancy cost on higher sales, despite increases in raw material and freight costs. Sales leverage and ongoing cost discipline efforts resulted in our best SG&A rate performance in several years.

Chico’s FAS, Inc. (CHS) Q4 2021 Earnings Call Corrected Transcript 01-Mar-2022 1-877-FACTSET www.callstreet.com 5 Copyright © 2001-2022 FactSet CallStreet, LLC And lastly, delivering higher real estate productivity. Store traffic was very healthy in fiscal 2021, and we once again delivered strong store sales growth during the fourth quarter. Stores remain a core part of our growth strategy as data indicate that digital sales are more robust in markets where we have strong retail presence. We have successfully opened 73 Soma shop-in-shops inside Chico's stores, which are exceeding expectations, driving new customers to both brands, lifting store productivity and further expanding our digital business. And we plan to open up to 30 new Soma standalone stores in the back half of this year. Now, let me turn the call over to PJ to update you on our financial performance. PJ? ... Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. Thank you, Molly, and good morning, everyone. Our momentum continued in Q4 and we closed out a pivotal year for Chico's FAS. Q4 marked yet another quarter of profitable growth, with diluted EPS of $0.09 for the quarter compared to a loss of $0.68 in the last year's fourth quarter and a loss of $0.4 for the fourth quarter of fiscal 2019. Each of our three brands contributed higher sales, higher gross margin dollars and significantly higher operating income to consolidated results, and our shared platform has unlocked meaningful synergies across the portfolio. Fourth quarter net sales totaled $496 million compared to $386 million last year. This 29% increase reflects a comparable sales increase of 29% and was driven by meaningfully improvement in product and enhanced marketing efforts, which drove full-price selling, offset by 36 store closures in the last 12 months. At the brand level, Chico's comparable sales grew 33%, White House Black Market comparable sales grew 46% and Soma comparable sales grew 10% over 2020. Fourth quarter gross margin was 34.5% compared to 19% last year and 32.5% in 2019. The current year gross margin rate reflected strength in full-price sales, higher average unit retails and improved leverage of occupancy costs. This improvement was achieved despite ongoing supply chain challenges impacting the retail sector. Moving down the P&L, SG&A expenses for the fourth quarter totaled $155 million or 31.2% of sales compared to 35.3% of sales in 2020 and 33.6% of sales in 2019. Higher sales coupled with continued cost discipline and expense reduction initiatives have enabled us to realize meaningful leverage that will give us more financial flexibility as we continue to grow all three brands. For the full year, we posted a healthy profit of $0.37 per share compared to losses in the prior two years. Sales for the full year totaled $1.81 billion, a 37% increase over $1.32 billion in the prior year. Throughout 2021, we have realized meaningful gross margin expansion and SG&A leverage, and as a result, have seen our operating margin rapidly swing back to profitability. We also generated just over $120 million of EBITDA in fiscal 2021, a nearly 60% increase over EBITDA generated in the pre-pandemic year of fiscal 2019, a clear indication of the vastly improved strength of our operating model, which focuses equally on sales and earnings growth. In addition to giving us much more flexibility, higher free cash flow generation is providing us with the fuel to invest behind strategies that are working. Fueling growth will be a key capital allocation priority going forward. Now, let's turn to the balance sheet. Our cash position and total liquidity remains very strong, providing us with the flexibility to manage the business and make investments to further propel our growth. We ended the year with

Chico’s FAS, Inc. (CHS) Q4 2021 Earnings Call Corrected Transcript 01-Mar-2022 1-877-FACTSET www.callstreet.com 6 Copyright © 2001-2022 FactSet CallStreet, LLC cash of $115 million, an increase over $109 million at last fiscal year end. This is after reducing borrowings on our long-term credit facility with a $50 million debt repayment in the third quarter of 2021. At fiscal year-end, inventories totaled $323 million compared to $204 million last year and $247 million at the end of fiscal 2019. This year-over-year increase of $119 million or 59% reflects a nearly $80 million increase in in- transit inventories due to accelerated handover dates to compensate the global supply chain delays and elevated on-hand inventories to align with higher consumer demand. Now, let's shift our focus to real estate. During the fourth quarter, we closed 13 stores, bringing our year-to-date closings to 36, and we ended the quarter with 1,266 boutiques. We will continue to actively manage our real estate portfolio to enhance overall store and company profitability. It is important to note that our customers love to engage with our brands in the communities where they live, and our digital sales trend much higher in markets where we have a physical presence. We view our current real estate footprint as a strategic asset and competitive advantage given our prime locations across the US and we will plan to optimize this advantage over the coming years. Now, let me give some color on our outlook for the first quarter and fiscal 2022. We expect strong top line growth as all three brands are well-positioned for success with innovative product launches that are resonating with our loyal customer base, while attracting new customers across our wider demographic spectrum. Despite historic highs in average unit retail during 2021, there is still opportunity to expand our gross margin through strategic pricing and occupancy leverage. Supply chain disruptions and inflation are expected to remain a challenge that we are working to navigate as we successfully did in 2021. We remain highly disciplined on expense control and have a lean cost structure. There is definitely labor inflation in our stores and distribution centers. However, both of these costs are investments that are closely linked to top line growth. And our second largest expense next to labor, marketing, is one that we can dial up or down as the environment dictates. We are also excited about the selective investments we are making in both talent and technology, both of which will be focused around enhancing our e-commerce and marketing platforms that are supporting all three brands and creating a closer, more personalized relationship with our customers. This will be key in driving both traffic and conversion across channels to match our higher average unit retails. We forecast our cash flow and liquidity will remain strong and provide us with the flexibility to execute on our strategic plan and continue to navigate a volatile and competitive retail landscape. And we expect to deliver another year of strong EPS growth and total shareholder return. So, with that, for the first quarter of 2022, we expect total sales of $485 million to $500 million, gross margin rate as a percent of sales to be in the 36.9% to 37.7% range, SG&A rate as a percent of sales to be in the 33.9% to 34.3% range and effective tax rate of approximately 20% and EPS of $0.07 to $0.11 per share. And for the full year 2022, we expect total sales of $2.085 billion to $2.115 billion, gross margin rate as a percent of sales to be in the 36.7% to 37.2% range, SG&A rate as a percent of sales to be in the 32.8% to 33.2% range, and effective tax rate of approximately 26% and diluted EPS of $0.40 to $0.50 per share.

Chico’s FAS, Inc. (CHS) Q4 2021 Earnings Call Corrected Transcript 01-Mar-2022 1-877-FACTSET www.callstreet.com 7 Copyright © 2001-2022 FactSet CallStreet, LLC Our planned capital expenditures for fiscal 2022 are approximately $65 million to $70 million for new Soma stores investments in the existing fleet of stores and digital investment to drive traffic and conversion across channels. In fiscal 2022, we expect to open up to 30 Soma stores and close approximately 40 stores, primarily underperforming, mall-based Chico's and White House Black Market boutiques. In closing, I would just like to say that we are incredibly energized about the future at Chico's FAS and believe we are poised for tremendous growth in the years ahead. We have some of the best talent in retail across the company and we hope you will stay connected to the great story unfolding here. Now, I'll turn the call back over to the operator. Operator? ... QUESTION AND ANSWER SECTION Operator: At this time, we will be happy to take your questions. In the interest of time and consideration to others, please limit yourself to one question. [Operator Instructions] Today's first question comes from Susan Anderson at B. Riley. Please go ahead. ... Susan Anderson Analyst, B. Riley FBR, Inc. Q Hi. Good morning. Thanks for taking my question. Nice to see the strong result this quarter. I'm curious, as we look out to this year, based on your gross margin guidance, maybe if you could talk about kind of the puts and takes there. And then also, if you think you can pull back on promotions further or should they be flattish year- over-year? And also, how much are you expecting to raise prices this year and will it fully offset the inflationary costs that you guys are experiencing? ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Thank you, Susan. And I'll take the promotions and the flattish prices and then, I'll pass it to PJ talk about the gross margin guidance. How's that? ... Susan Anderson Analyst, B. Riley FBR, Inc. Q Perfect. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Okay, great. Susan, I want to start with conveying the power of the three brands and each growing in gross margin, up income, customer growth and digital penetration. In fact, Chico's generated the highest op income in our company for the year. Soma generated the highest gross margin in the company for the year, and White House Black Market had the highest comp sales growth in the year. I mentioned this, because when we look ahead at promotions and also look at keeping our prices in terms of our pricing, it's really important that the power of the three brands leveraging a shared platform is something that we've been able to accomplish and how we are thinking about promotion and pricing going forward.

Chico’s FAS, Inc. (CHS) Q4 2021 Earnings Call Corrected Transcript 01-Mar-2022 1-877-FACTSET www.callstreet.com 8 Copyright © 2001-2022 FactSet CallStreet, LLC So, in terms of promotions, we do plan in the apparel brands to keep promotion flat, targeted on key items and key categories and not entire promotions off. The same discipline that we've had within Soma on item and category versus entire stock and inventory. So that will continue to be our approach. And as it relates to AURs in terms of ticketing, based upon what's happening in the supply chain, we have taken strategically prices up in key categories where the value is there and where we have seen the customer responding to that better value. ... Patrick J. Guido Chief Financial Officer & Executive Vice President, Chico's FAS, Inc. A And Susan, as far as the puts and takes for gross margin, the biggest drivers of continued improvement going forward, which we do believe are fundamental shifts, are the higher AURs, Molly talked about, full-price selling, and that is a direct result of elevated quality, innovation, newness in our assortments. We'll continue to manage our inventory actively and focus on fast returns, higher profitability. Occupancy leverage as a result of the rent adjustments and store closures will give us a tailwind. And we do expect increased supply chain-related costs, some of which are temporary, but we do believe that the inflation will continue. And that's baked into our gross margin, but we continue to offset these risks, again, higher AURs and inventory management. There are a lot of levers to gross margin. We're putting tension on all of them. So, right now, again, a lot of volatility out there, product cost is elevated due to higher raw materials. Inbound and outbound freight is elevated due to inflation and supply chain bottlenecks. But, again, what we can say, we've reduced our occupancy costs at a time when store traffic is returning. So, we do believe we have that occupancy tailwind. And then, going forward, with scale, premium, unique products, inventory discipline, we believe we have the opportunity to further extend margins. ... Operator: Thank you. [Operator Instructions] Our next question comes from Marni Shapiro at Retail Trackers. Please go ahead. ... Marni Shapiro Analyst, Retail Tracker Q Good morning, everybody, and congratulations on a great quarter and an outstanding new bra launch. Congratulations. Can you talk a little bit about the fourth quarter in the cadence of the business? And two parts to that question. One, I guess, first, just product flow, were there late deliveries? And do you feel like your deliveries are a little bit more timely now? What does that even look like for the first quarter and the first half? And then, importantly, I'm just curious if you saw slowdown in traffic and sales at all around on Omicron and have you seen a reversal in that slowdown to pick back up in the business? ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. A Thank you, Marni. Yes, I will tackle the cadence of the business, deliveries and then kind of what we're seeing for the spring season. As it relates to business, in the November, December and January period, we did see fluctuations in traffic. Strong in November and December, but starting to wane a little bit that last week of December and the store traffic in all three brands began to slow, which we believe was related to the uptick in Omicron.

Chico’s FAS, Inc. (CHS) Q4 2021 Earnings Call Corrected Transcript 01-Mar-2022 1-877-FACTSET www.callstreet.com 9 Copyright © 2001-2022 FactSet CallStreet, LLC At Chico's, we experienced also some intermittent store closures due to staffing shortages related to illness. And this lasted through January, but has returned to normal as the cases of Omicron have begun to drop nationwide, and we continue to successfully navigate the situation. So, we've definitely seen the traffic return in February and very pleased with our current business as we just closed February in all three brands. As it relates to inventory flow, yes, we did experience some slowdowns in delivery during the fourth quarter, probably about three weeks a little average more than we had expected. So, because of that, we have advanced the calendar just a little bit more to protect spring. And you'll notice that the ending on-hand inventory, in particular, in the brands was bigger in Q4 than it was in Q3, that was intentional based upon pushing forward some critical launches that we had in spring. So not only the Bodify launch for that you mentioned. Thank you for that. We are very proud of that launch and very proud of the patent pending technology that is in that bra. But we advanced that, so that came in, in the December-January time period, so that we were well positioned for the launch. We also have some launches in White House in new technology and some [ph] stretch create (00:29:05) fabrication as well as some – in some stretch knit fabrication and our new Girlfriend denim jean and we also have some new technology within Chico's with So Slimming denim and also the DefineMe denim that we just launched. So, all of those were brought in early so that we were positioned for growth for spring. So the bottom line is, we are pushing forward deliveries on innovation in product to make sure that we have our big launches secured. And [ph] however, (00:29:36) are seeing that those deliveries and how we are planning them right now are coming through as planned. ... Operator: Thank you. And ladies and gentlemen, this concludes our question-and-answer session. I'd like to turn the conference back over to Molly Langenstein for closing remarks. ... Molly Langenstein Chief Executive Officer, President, Director & Member of Executive Committee, Chico's FAS, Inc. Thank you. We had a terrific year. Our results and momentum indicates that our strategy is working, creating a strong foundation for future growth and success at Chico's FAS. As we look ahead, we believe Chico's, White House Black Market and Soma are competitively positioned for growth and on track to build additional market share. We are confident in our ability to improve our overall operating performance, further strengthen our balance sheet and generate long-term shareholder returns. Before I close, I would like to invite you to join us for our first Investor Day in over five years. The event will be held virtually and will take place at 10:00 AM Eastern Time on Friday, March 25. Our leadership team is excited to share with you our three-year strategic growth plan and financial target as well as update on our product innovation, our digital-first investment and our ESG strategy. We expect the session to last about 1.5 hours inclusive of Q&A. To register, please visit our Investor Relations page on our website. We have a compelling investment story to share and hope you can join us. Thank you for your interest and confidence in Chico's FAS. We look forward to speaking with you again during our upcoming Investor Day on March 25. ... Operator: Thank you. This concludes today's conference call. We thank you all for attending today's presentation. You may now disconnect your lines and have a wonderful day.

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